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                                                                      Exhbit 1.1

                                2,000,000 Shares

                             CREDITRUST CORPORATION

                                  Common Stock
                           (Par Value $0.01 Per Share)

                             UNDERWRITING AGREEMENT




                              ______________, 1998
                                   _____ p.m.




FERRIS, BAKER WATTS, INCORPORATED
BOENNING & SCATTERGOOD, INC.
    As Representatives of the
    Several Underwriters Identified
    In Schedule I Hereto,
c/o Ferris, Baker Watts, Incorporated
1720 Eye Street, N.W.
Washington, D.C.  20006

Ladies and Gentlemen:

         Section 1. Introduction. Creditrust Corporation, a Maryland corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for which Ferris, Baker Watts, Incorporated and Boenning & Scattergood, Inc. are acting as Representatives (the "Representatives"), an aggregate of 2,000,000 shares of common stock, par value $0.01 per share ("Stock"), of the Company. In addition, Joseph K. Rensin, the sole shareholder of the Company (the "Selling Shareholder"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters, at the election of the Underwriters, up to 300,000 additional shares of Stock of the Company solely for the purpose of covering over-allotments. The 2,000,000 shares to be sold by the Company are herein called the "Firm Shares" and the 300,000 additional shares to be sold by the Selling Shareholder are herein called the "Optional Shares". The Firm Shares and any Optional


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Shares that the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Shares".

         Section 2. (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (i) A registration statement on Form S-1 (File No. 333-50103) under the Securities Act of 1933, as amended (the "Act"), with respect to the Shares, including a form of prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. If the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Securities Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b).

               If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus (including, if necessary, a term sheet meeting the requirements of Rule 434 of the Rules and Regulations) if necessary to complete the Prospectus. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus (or, if necessary, a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement, as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date, such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Securities Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Rules and Regulations, is hereinafter called the "Registration Statement". The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission and any related prospectus supplement or supplements as filed with or promptly hereafter filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereinafter called the Prospectus", except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations provided by the Company for use with a prospectus subject to completion within the meaning of such Rule 434 in order to meet the requirements of Section 10(a) of the Rules and Regulations) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) of the Rules and Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Shares (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was


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declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means the preliminary prospectus included in any Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or 434 of the Rules and Regulations.

               Copies of the Registration Statement, any amendment thereto and any Preliminary Prospectus filed with the Commission, including the exhibits, financial statements and schedules thereto, have been delivered by the Company to the Representatives on behalf of the Underwriters.

               (ii) If the Registration Statement or any post-effective amendment thereto has been declared effective, the Commission has not issued any order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto or Rule 462(b) Registration Statement, if any, or preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement or any amendment or supplement thereto or suspending the registration of the Shares, nor has the Commission instituted or threatened to institute any proceedings with respect to such an order. Each Preliminary Prospectus, at the time of filing thereof, the Registration Statement and the Prospectus and any amendments or supplements thereto contains or will contain, as the case may be, all statements that are required to be stated therein by, and conformed or will conform, as the case may be, in all material respects to, the requirements of the Act and the Rules and Regulations thereunder.

               (iii) Neither the Registration Statement nor any amendment thereto, as of its effective date, and neither the Prospectus nor any amendment or supplement thereto, contains or will contain, as the case may be, an untrue statement of a material fact or omit or will omit, as the case may be, to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus pursuant to the requirements of the Act and the Rules and Regulations thereunder which has not then been set forth in such an amendment or supplement.

               (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland, its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, and has all power and authority necessary to own or hold its properties and assets and to conduct the business in which it is engaged as described in or


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contemplated by the Registration Statement and the Prospectus. The Company does not have any subsidiaries.

               (v) The Company has the capitalization set forth in the Prospectus and will have the adjusted capitalization set forth therein at the Closing Date (as defined in Section 5 hereof), based on the assumptions set forth therein. All of the shares of capital stock of the Company issued and outstanding have been duly and validly authorized and issued, are fully paid and non-assessable, without personal liability attaching to the ownership thereof, and none of such shares have been issued or are owned or held in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company. The securities of the Company including, without limitation, the Shares and the Stock, conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus. Other than as disclosed in the Prospectus, there are no holders of the securities of the Company having rights to registration thereof or preemptive rights to purchase capital stock of the Company and neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights (other than have been waived or satisfied) for or relating to the registration of any securities of the Company. Except as created hereby or described in the Prospectus, there are no commitments, plans or arrangements to issue, and no outstanding options, warrants or other rights, calling for issuance of, any shares of capital stock of the Company or other instrument which, by its terms, is convertible into, or exercisable or exchangeable for, capital stock of the Company. Except as described in the Prospectus, there is no outstanding security or other instrument which, by its terms, is convertible into, exercisable for, or exchangeable for capital stock of the Company.

               (vi) The Shares have been duly and validly authorized. When the Shares are issued and delivered against payment therefor as provided herein, such Shares will be duly and validly issued, fully paid and non-assessable, will not have been issued in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company and will conform in all material respects to all statements relating thereto in the Registration Statement and the Prospectus. Good and marketable title to the Shares will pass to the Underwriters on the Closing Date or any Option Closing Date, as the case may be, free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever. The Company has received, subject to notice of issuance, approval to have the Shares listed on The Nasdaq National Market ("NNM") and the Company knows of no reason or set of facts which is likely to adversely affect such approval.

               (vii) The financial statements and the related notes and schedules thereto included in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and the Rules and Regulations to be shown therein at the dates and for the periods indicated, are accurate in all material respects and fairly present the financial condition, results of operations, stockholders' equity and cash flows, and the other information of the Company at the respective dates and for the respective periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved


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(except as otherwise noted therein) and have been properly derived from the books and records of the Company and such financial statements as are audited have been examined by Grant Thornton LLP, who are independent public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith. The selected financial information and statistical data set forth under the captions "Prospectus Summary--Summary Financial Data," "Capitalization," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Prospectus fairly present the information set forth therein, have been properly derived from the financial statements and other operating records of the Company and have been compiled on a basis consistent with that of the audited financial statements in the Registration Statement and the Prospectus. No other financial statements or financial information, except that which is contained in the Registration Statement, or the Prospectus (or the most recent Preliminary Prospectus), required by Form S-1, the Rules and Regulations, or otherwise, to be included in the Registration Statement, or the Prospectus.

               (viii) Since the respective dates as of which information is given in the Prospectus, and except as otherwise may be stated therein (A) the Company has not entered into any transaction or incurred any liability or obligation, contingent or otherwise, which is material to the Company and was not entered into in the ordinary course; (B) there has not been any change in the outstanding capital stock of the Company, or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any material increase in the long-term debt of the Company, or the occurrence of any event or circumstances that would, individually or in the aggregate, have a Material Adverse Effect (as hereinafter defined); (C) the Company has not sustained any loss or damage (whether or not insured) which has resulted in or reasonably could be expected, individually or in the aggregate, to result in a Material Adverse Effect ; (D) there has not been any interference with the business of the Company from any labor dispute or court or governmental action, order or decree; (E) the Company has not paid or declared any dividend or other distribution with respect to its capital stock; and (F) there has not been any change, contingent or otherwise, in the direct or indirect control of the Company nor, to the best knowledge of the Company, do there exist any circumstances which would reasonably be expected to result in such a change. "Material Adverse Effect" means, when used in connection with the Company, any development, change or effect that is materially adverse to the business, properties, assets, net worth, condition (financial or other), or results of operations of the Company or that reasonably could be expected to be materially adverse to the prospects of the Company. The Company has no material contingent liabilities which are not disclosed in the Prospectus.

               (ix) The Company has filed all foreign, federal, state and local income, franchise and other material tax returns required to be filed (or has obtained extensions with respect thereto) and has paid all taxes shown as due thereunder and all assessments received by it to the extent that payment has become due, the Company has made all necessary payroll tax payments. All tax liabilities have been adequately provided for in the financial statements of the Company and the Company has no knowledge of any tax deficiency which might be assessed against the Company which, if so assessed, would have a Material Adverse Effect.


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               (x) The Company maintains insurance of the types and in
amounts which it reasonably believes to be adequate for the conduct of its business and the value of its properties and in such amounts and with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect

               (xi) Other than as set forth in the Prospectus, there are no pending actions, suits, proceedings, or investigations or, to the best knowledge of the Company, threatened or contemplated actions, suits, proceedings or investigations before any court, regulatory body, administrative agency or other governmental body that (A) challenge the validity of the capital stock of the Company or this Agreement, or of any action taken or to be taken by the Company pursuant to or in connection herewith; (B) are required to be disclosed in the Registration Statement or the Prospectus that is not so disclosed; (C) if determined adversely to the Company, reasonably could be expected, individually or in the aggregate, to have a Material Adverse Effect; and (D) could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement. Any such proceedings that are set forth in the Prospectus are fairly and accurately summarized therein.

               (xii) The Company has full right, power and authority to enter into, execute and deliver this Agreement and to consummate the transactions provided for, and perform its obligations as provided, herein. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and by the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws).

               (xiii) The Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, franchise, license, lease, bond, other evidence of indebtedness or other agreement or instrument to which it is a party or by which it may be bound or to which any of its assets, properties or businesses are or may be subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect. The Company's execution and delivery of this Agreement and the consummation, by the Company, of the transactions contemplated hereby, including, without limitation, the issuance and sale of the Firm Shares, the application of the net proceeds of the offering as described in the Prospectus under the caption "Use of Proceeds" and the conduct of its business as described in or contemplated by the Prospectus will not violate any provision of the Charter or Bylaws of the Company, and will not result in the breach of, or be in contravention of, constitute a default under, cause (or permit) the maturation or acceleration of any liability or the termination of any rights under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company pursuant to the terms of any


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contract, indenture, mortgage, loan agreement, note, franchise, license, lease, bond, other evidence of indebtedness or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties, assets or businesses are or may be subject, or any statute, judgment, decree, order, rule or regulation applicable to the Company of any government, arbitrator, court, regulatory body or administrative agency or other governmental body, except those, if any, that are described in the Prospectus or those which would not, individually or in the aggregate, have a Material Adverse Effect.

               (xiv) All agreements filed as exhibits to the Registration Statement (whether executed or copies of executed documents) to which the Company is a party or by which it is or may be bound or to which any of its assets, properties or businesses are or may be subject have been duly and validly authorized, executed and delivered by the Company and each constitutes the legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting enforcement of creditors' rights, and by the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws). The descriptions and summaries contained in the Registration Statement and the Prospectus of contracts and other documents are accurate and fairly present in all material respects the information required to be disclosed with respect thereto by the Act and the Rules and Regulations, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits thereto which are not so described or filed. The exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

               (xv) The Company has good and marketable title in fee simple to all real property and good and marketable title to all other property and assets owned by it as set forth in the Prospectus, in each case free and clear of all liens, security interests, pledges, charges, mortgages and other defects or encumbrances of any kind or nature, except such as are described in the Prospectus or such as do not materially affect the value of any such property, and do not interfere with the use made and proposed to be made of such property by the Company. Any real properties held or used by the Company under lease are held or used under valid, subsisting and enforceable leases, such leases are in full force and effect, the Company is not in default in respect of any material terms of any such leases and to the best knowledge of the Company there are no claims that have been asserted by any party adverse to the Company's right as lessee under any such lease or affecting or challenging the Company's right to continue possession of the premises subject to any such lease which, individually or in the aggregate, would have a Material Adverse Affect. No real property owned, leased, licensed or used by the Company is situated in an area which is, or to the best knowledge of the Company, will be subject to zoning, use, or building code restrictions which would prohibit (and no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent) the continued effective ownership, leasing, licensing, or use of such real property in the business of the Company as described in or contemplated by the Prospectus.


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               (xvi) All legally required proceedings in connection with the authorization, issue and sale of the Shares in accordance with this Agreement have been taken and no consent, authorization, approval, order, registration, license, certificate, declaration or permit of or from, or filing with, any court, regulatory body, administrative agency or other governmental body, is required for the issue and sale of the Shares by the Company or the execution, delivery or performance by the Company of this Agreement, except for the registration under the Act of the Shares and the registration of the Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of which has been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, such approval as may be required from the NNM to have the Shares listed thereon, and such approval as may be required by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the terms and conditions set forth in this Agreement. No consent of any party to any contract, indenture, mortgage, loan agreement, note, franchise, license, lease, bond, other evidence of indebtedness or other agreement or instrument, or any arrangement or understanding, to which the Company is a party, by which it may be bound or to which any of its properties, assets or businesses are or may be subject, is required for the execution, delivery or performance of this Agreement by the Company.

               (xvii) The Company and the conduct of its business as described in or contemplated by the Prospectus are not in violation of any federal, state or local statute, administrative regulation or other law including, without limitation, the Fair Debt Collections Practices Act, the Federal Truth-In-Lending Act (and the Federal Reserve Board's Regulation S issued thereunder), the Fair Debt Billing Act, the Equal Credit Opportunity Act (and the Federal Reserve Board's Regulation B issued thereunder), the Fair Credit Reporting Act or the Electronic Fund Transfer Act and, comparable state statutes, the consequence of which violation(s) would, individually or in the aggregate, have a Material Adverse Effect.

               (xviii) The Company is not in violation of its Charter or Bylaws or similar constitutive documents; the Company is not (or, as a result of the passage of time or based on its projected plans of operations, will be) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, franchise, license, lease, bond, other evidence of indebtedness or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties, assets or businesses are or may be subject, which would, individually or in the aggregate have a Material Adverse Effect, or which would in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated hereby and by the Registration Statement and the Prospectus, and each contract, indenture, mortgage, loan agreement, note, franchise, license, lease, bond, other evidence of indebtedness or other agreement or instrument is in full force and effect and is a legal, valid and binding obligation of the Company, and to the best knowledge of the Company, of each other party thereto.


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               (xix) The statements set forth in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Company's securities, and under the captions "Shares Eligible for Future Sale," "Business-Analysis of Receivables to Acquire," "Business-Servicing Organization," "Business-Competition," "Business-Trademarks and Proprietary Information," "Business-Government Regulation," "Business-Properties," "Business-Employees," "Business-Legal Proceedings," "Management-Compensation of Directors," "Management-Employment Agreements," "Management-Compensation Pursuant to Plans," "Management-Indemnification of Directors and Officers," and "Underwriting" (except, with respect to the statements under the caption "Underwriting," for information furnished in writing to the Company by the Underwriters through the Representatives expressly for use therein), insofar as they purport to describe the provisions of the laws and the provisions of documents referred to therein, are accurate and fairly summarize such provisions and there are no other provisions of law or of documents which are required by the Act or the Rules and Regulations to be described therein.

               (xx) The Company is not and, after giving effect to the offering and sale of the Shares, will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940 (the "Investment Company Act").

               (xxi) The Company owns or is licensed or otherwise has sufficient right to use, the proprietary knowledge, inventions, patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, logo marks, copyrights, licenses, inventions and rights ("Intellectual Property") necessary for the conduct of its business as described in or contemplated by the Prospectus and the Registration Statement. To the best knowledge of the Company, none of the activities engaged in by the Company infringes upon or otherwise conflicts with Intellectual Property rights of others. No claims have been asserted against the Company by any person with respect to the use of any such rights or challenging or questioning the validity or effectiveness of any such rights.

               (xxii) No labor disturbance(s) by, or labor dispute(s) with, the employees of the Company exists or is threatened or imminent which would, individually or in the aggregate, have a Material Adverse Effect.

               (xxiii) The Company (A) is in compliance with all applicable environmental, safety, health or similar laws or regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") applicable to its business; (B) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business; and (C) is in compliance with all terms and conditions of any such permit, license or approval; except where such noncompliance, failure to receive such license or approval or failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.

               (xxiv) The Company is in compliance with all applicable federal or state laws, including the rules and regulations promulgated thereunder, relating to discrimination in the hiring, promotion or pay of employees, any applicable federal or state wages and hours law, and the

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provisions of the Employee Retirement Income Security Act of 1974, as amended
("ERISA"), applicable to its business, except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect.

               (xxv) The employee benefit plans, including employee welfare benefit plans, of the Company (the "Employee Plans") have been operated in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations (except to the extent such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect). No reportable event under
Section 4043(b) of ERISA or any prohibited transaction under Section 406 of ERISA has occurred with respect to any employee benefit plan maintained by the Company. There are no pending or, to the Company's best knowledge, threatened claims by or on behalf of any Employee Plan, by any employee or beneficiary covered under any such Plan or by any governmental authority or otherwise involving such Plans or any of their respective fiduciaries (other than for routine claims for benefits). All Employee Plans that are group health plans have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code in all material respects.

               (xxvi) The Company has full right, power and authority and has obtained and holds all licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with all courts, regulatory bodies, administrative agencies, or other governmental bodies, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus, except as otherwise described therein, and except where the failure(s) to so obtain or hold or to so make or file would not, individually or in the aggregate, have a Material Adverse Effect. The Company has not received any notice of proceedings relating to the Registration Statement, and to its best knowledge no governmental body is considering limiting, suspending, modifying or revoking, any such consent, authorization, approval, order, certificate or permit which would, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, have a Material Adverse Effect. The Prospectus fairly and accurately describes each license, consent, authorization, approval order, certificate and permit the absence of which would, individually or in the aggregate, have a Material Adverse Effect, or which would materially and adversely affect the Company's ability to acquire and collect on the Receivables (as such term is defined in the Prospectus) and otherwise to expand the business operations of the Company as described in or contemplated by the Prospectus. The Company has filed with the appropriate governmental authorities each and every statement, report, information or form required to be filed by it pursuant to any applicable law, regulation or order, except where the failure(s) to so file would not, individually or in the aggregate, have a Material Adverse Effect, and all such filings or submissions were in compliance with applicable laws and regulations in all material respects when filed, and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions, except where the failure(s) to so file or cure would not, individually or in the aggregate, have a Material Adverse Effect. To the Company's best knowledge, except as disclosed in the Registration Statement and the Prospectus, there are not pending any changes under any law, regulation, license

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or permit that would have, individually or in the aggregate, a Material Adverse
Effect. The Company has not received any notice of, and to the best knowledge of the Company, has not been threatened with and/or has not been sued and is not under investigation with respect to a violation or a possible violation of any provision of any law, regulation or order, except such violation(s) as would not, individually or in the aggregate, have a Material Adverse Effect.

               (xxvii) Neither the Company nor, to the Company's best knowledge, any other person acting on behalf of the Company including, without limitation, any director, officer, agent, or employee of the Company has, directly or indirectly, while acting on behalf of the Company has (A) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (B) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law; (C) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (D) made any other payment of funds of the Company or received or retained any funds which constitutes a violation by the Company of any law, rule or regulation or is required to be disclosed in the Prospectus pursuant to the requirements of the Act and the Rules and Regulations.

               (xxviii) The books, records and accounts and systems of internal accounting controls of the Company currently comply with the requirements of Section 13(b)(2) of the Exchange Act in all material respects.

               (xxix) The minute books of the Company are current and contain a correct and complete record of all corporate action taken by the Board of Directors and shareholder of the Company in all material respects and all signatures contained therein are true signatures of the persons whose signatures they purport to be.

               (xxx) Except as described in the Prospectus, to the best knowledge of the Company there is no loss or threatened loss of any one or more customer, supplier, or account which loss(es) would, individually or in the aggregate, result in a Material Adverse Effect.

               (xxxi) The Company has not incurred, directly or indirectly, any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the offering and sale of the Shares contemplated by this Agreement, except for fees and other compensation owed to the Underwriters.

               (xxxii) There are no business relationships or related party transactions of the nature described in Item 404 of Regulation S-K of the Rules and Regulations involving the Company and any person referred to in Items 401 or 404 of such Regulation S-K, except as required to be described, and as so described, in the Prospectus.

               (xxxiii) Since its inception, the Company has not incurred any liability arising under or as a result of the application of the provisions of the Act. Without limiting the generality of the foregoing, all offers and sales of the Company's capital stock prior to the date hereof were at all relevant times exempt from the registration requirements of the Act, and were the subject of an available exemption from the registration requirements of all applicable state securities or Blue Sky laws; and any offering materials prepared in connection therewith did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (b) Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters that:

               (i) The Selling Shareholder has received and is familiar with the Prospectus and the Registration Statement as originally filed with the Commission and each Prospectus and has no knowledge of any material fact, condition or information not disclosed in any such Prospectus (preliminary or other) and the Registration Statement which has or could have a Material Adverse Effect on the Company; the Selling Shareholder is not prompted to sell the Optional Shares by any information concerning the Company which is not set forth in each such Prospectus and the Registration Statement; and to the best knowledge of the Selling Shareholder, the representations and warranties of the Company contained in Section 2(a) hereof are true and correct.

               (ii) The Selling Shareholder has the legal capacity to enter into this Agreement and the full right, power and authority to consummate the transactions provided for hereby, and perform his obligations as provided. This Agreement has been duly executed and delivered by the Selling Shareholder, and constitutes the valid, legal and binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy of such laws).

               (iii) No consent, authorization, approval, order, registration, license, certificate, declaration or permit of or from, or filing with any court, regulatory body, administrative agency or other governmental body is required for the sale of the Optional Shares by the Selling Shareholder or the execution, delivery or performance by the Selling Shareholder of this Agreement, except for the registration under the Act of the Shares and the registration of the Stock under the Exchange Act, each of which has been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, such approval as may be required from the NNM to have the Shares listed thereon, such approval as may be required by the NASD in connection with the terms and conditions set forth in this Agreement.

               (iv) The execution and delivery of this Agreement by the Selling Shareholder and the consummation, by the Selling Shareholder, of the transactions contemplated hereby will not (A) result in a breach or constitute a default under any material agreement or instrument or any decree, judgment or order to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound or to which any of the properties or assets of the Selling Shareholder are or may be subject or (B) violate any law, rule or regulation applicable to the Selling Shareholder or to which his properties or assets are or may be subject (other than for the securities or Blue Sky laws of the various states and the rules and regulations of the NASD and assuming compliance with the federal securities laws by the other parties hereto).

               (v) The Selling Shareholder has and will, just prior to the closing of the transactions contemplated by the Agreement, have good and marketable title to the Optional Shares, free and clear of any pledge, lien, security interest, charge, claim equity or encumbrance of any kind, other than pursuant to this Agreement. The Selling Shareholder has full right, power and authority to sell, transfer and deliver the Optional Shares pursuant to the Agreement and upon delivery of such Optional Shares and payment of the purchase price therefor as contemplated by this Agreement, each of the Underwriters will receive good and marketable title to the Optional Shares purchased by it from the Selling Shareholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind. Except as created hereby, there are no outstanding options, warrants, rights or other agreements or arrangements requiring the Selling Shareholder at any time to transfer any of the Optional Shares.

               (vi) For a period of one hundred eighty (180) calendar days after the date hereof, the Selling Shareholder will not, without the prior written consent of the Representatives, directly or indirectly, offer to sell, sell, grant any option for the sale of, or otherwise dispose of, any shares of Stock or any securities convertible into or exercisable for shares of Stock owned by the Selling Shareholder or with respect to which the Selling Shareholder has the power of disposition, other than to the Underwriters pursuant to this Agreement.

               (vii) Certificates in negotiable form for all Optional Shares have been placed in custody with the Company for the purpose of effecting delivery hereunder.

               (viii) The Selling Shareholder will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Stock; and the Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus filed with the Commission or the Prospectuses or other material permitted by the Act or the Rules and Regulations.

               (ix) Neither the Registration Statement nor any amendment thereto, as of the applicable effective date or dates, and neither the Prospectus nor any amendment or supplement thereto contains or will not contain an untrue statement of a material fact regarding the Selling

Shareholder or omit to state a material fact regarding the Selling Shareholder required to be stated therein or necessary to make the statements therein not misleading.

                    (c) Adequacy of Certificates. Any certificate signed by any officer of the Company or by the Selling Shareholder and delivered to you or to your counsel shall be deemed a representation and warranty by the Company or the Selling Shareholder, as the case may be, to you as to the matters covered thereby.

         Section 3. Purchase of Securities by the Underwriters. On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth (i) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price to the public per share of $_________, less underwriting discounts and commissions per share of $_____ for a net purchase price per share to the Company of $_____, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at the purchase price per share set forth in clause (i) of this
Section 3, its proportionate share of the number of Optional Shares as to which such election shall have been exercised (based on the monetary obligation of the several Underwriters hereunder on account of the purchase of Firm Shares).

               The Selling Shareholder hereby grants to the Underwriters the right to purchase at their election up to 300,000 shares of Stock constituting the Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments, if any, in the sale of the Firm Shares. Each such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Selling Shareholder, given within a period of thirty (30) calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the Closing Date or, unless you and the Selling Shareholder otherwise agree in writing, no earlier than two (2) nor later than ten (10) business days after the date of such notice.

         Section 4. Offering of the Shares by the Underwriters. Upon the authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to make a public offering of the Firm Shares upon the terms and conditions set forth in the Prospectus.

         Section 5. Delivery of and Payment for the Shares.

                    (a) The Firm Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered, in such names as the Representatives may request upon at least forty-eight (48) hours prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by a wire transfer of immediately available funds to an account designated by the Company. The Company will cause the certificates representing the Firm Shares to be made available for checking and packaging at least twenty-four (24) hours prior to the Closing Date (as defined below) with respect thereto at the office of Ferris, Baker Watts, Incorporated, 1720 Eye Street, NW, Washington, D.C. 20006 or such other location as the Representatives may designate (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., Washington, DC time, on ___________, 1998 or such other time and date as the Representatives and the Company may agree. Such time and date for delivery of the Firm Shares is herein called the "Closing Date".

                    (b) Delivery of and payment for any Optional Shares to be purchased by each Underwriter pursuant hereto shall be made at the Designated Office at 10:00 a.m., Washington, DC time, on the date specified by the Representatives in the written notice of the Underwriters' election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree. Payment of the purchase price for the Optional Shares shall be made by the Underwriters by a wire transfer of immediately available funds to an account designated by the Selling Shareholder. Such time and date for delivery of Optional Shares, if not the Closing Date, is herein called the "Option Closing Date".

                    (c) The documents to be delivered on the Closing Date or any Option Closing Date, as the case may be, by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters, will be delivered at the offices of Venable, Baetjer & Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, or such other location as the Representatives may designate (the "Closing Location"), and the Shares will be delivered at the Designated Office, on the Closing Date or the Option Closing Date, as the case may be.

                    (d) A meeting will be held at the Closing Location at 2:00 p.m., Washington, DC time, on the business day next preceding Closing Date or any Option Closing Date, as the case may be, or at such other time as is mutually agreed upon by the parties hereto, at which meeting the final drafts of the documents to be delivered pursuant to the preceding paragraph will be available for review by the parties hereto.

         Section 6. Covenants of the Company. The Company covenants and agrees with each of the Underwriters as follows:

                    (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as practicable. If required, the Company will file the Prospectus and any amendments or supplements thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Shares is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented. With respect to any registration statement, prospectus, amendment (including any post-effective amendment), or supplement to be filed with the Commission in connection with the Shares, the Company will provide a copy of each such document to each of the Representatives a reasonable time prior to the date such document is proposed to be filed with the Commission and will not file any such document without the consent of the Representatives. Any such registration statement, prospectus, amendment or supplement, when filed, will comply with the Act and the Rules and Regulations. In the event that the Registration Statement is effective at the time of execution of this Agreement, but the total number of Shares subject to this Agreement exceeds the number of Shares covered by the Registration Statement, the Company will promptly file with the Commission on the date hereof a registration statement pursuant to Rule 462(b) in accordance with the requirements of such Rule and will make payment of the filing fee therefor in accordance with the requirements of Rule 111(b) under the Act.

                    (b) The Company will advise the Representatives promptly (i) when the Registration Statement, as amended, has become effective; (ii) if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A; (iii) when any post-effective amendment to the Registration Statement becomes effective;
(iv) of any request made by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or Prospectus or for additional information; (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose; and (vi) of the receipt of any comments from the Commission regarding the Registration Statement, any post-effective amendment thereto, the Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto. The Company will use its best efforts to prevent the issuance of any stop order by the Commission, and if at any time the Commission shall issue any stop order, the Company will use its best efforts to obtain the withdrawal of such stop order at the earliest possible moment.

                    (c) The Company will cooperate with the Representatives, their counsel and the Underwriters in qualifying or registering the Shares for sale, or obtaining an exemption therefrom, under the Blue Sky laws of such jurisdictions as the Representatives shall designate, and will continue such qualifications or registrations or exemptions in effect so long as requested by the Representatives to complete the distribution of the Shares. Notwithstanding the foregoing, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified.

                    (d) The Company consents to the use of the Prospectus (and any amendment or supplement thereto) by the Underwriters and all dealers to whom the Shares may be sold, in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will so notify the Representatives and will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance; each such amendment or supplement to be reasonably satisfactory to counsel to the Underwriters.

                    (e) As soon as practicable, but in any event not later than forty-five (45) calendar days after the end of the twelve (12) month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs ninety (90) calendar days in the event that such quarter is the Company's last fiscal quarter), the Company will make generally available to its securityholders, in the manner specified in Rule 158(b) of the Rules and Regulations, and will deliver to each of the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of
Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act or the Rules and Regulations, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

                    (f) During the period of five (5) years commencing with the date hereof, the Company will deliver to the Representatives:

                         (i)  within ninety (90) calendar days after the end of
each fiscal year, financial statements for the Company, certified by the Company's independent certified public accountants, including a balance sheet, statement of operations, statement of stockholders' equity and statement of cash flows, with supporting schedules, prepared in accordance with generally accepted accounting principles, as at the end of such fiscal year and for the twelve (12) months then ended, accompanied by a copy of the certificate or report thereon of such independent certified public accountants; provided that if, during such five-year period, the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated;

                         (ii) as soon as practicable after filing with the
Commission, all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder;

                         (iii) as soon as they are available, copies of all
information (financial or other) mailed to stockholders;

                         (iv) as soon as they are available, copies of all
reports and financial statements furnished to or filed with the NASD, the NNM or any other securities exchange or market;

                         (v)  promptly following release by the Company, every
press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by the Company; and

                         (vi) as soon as possible following receipt of a
request, any additional information of a public nature concerning the Company or its business which the Representatives may reasonably request.

                    (g) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Stock.

                    (h) The Company will furnish, without charge, to the Representatives or on the Representatives' order, at such place as the Representatives may designate, copies of each Preliminary Prospectus, the Registration Statement and any amendments thereto, any registration statement filed pursuant to Rule 462(b) (of which copies three (3) will be signed and will include all financial statements and exhibits) and the Prospectus, and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Representatives may reasonably request.

                    (i) Except pursuant to this Agreement, the Company will not, directly or indirectly, without the prior written consent of the Representatives, issue, offer, sell, offer to sell, contract to sell, grant any option to purchase, pledge or otherwise dispose (or announce any issuance, offer, sale, offer of sale, contract of sale, grant of any option to purchase, pledge or other disposition) of any shares of Stock or any securities convertible into, or exchangeable or exercisable for, shares of Stock for a period of one hundred eighty (180) calendar days after the date hereof, other than issuances pursuant to the exercise of stock options or pursuant to a stock option or other employee benefit plan in existence on the date hereof or described in the Registration Statement. With respect to securities issued or issuable under stock option plans and employee benefit plans, the Company will not file any registration statement on Form S-8 (or other applicable form) for a period of one hundred eighty (180) calendar days after the date hereof.

                    (j) The Company will use its reasonable efforts to cause the Shares to be duly approved for listing on the NNM prior to the Closing Date and shall take all reasonably necessary and appropriate action such that the Shares remain so listed for at least thirty-six (36) months.

                    (k) None of the Company, any of its officers or directors, or affiliates, or any affiliates of any of them (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any securities of the Company.

                    (l) The Company will apply the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus. The Company will operate its business in such a manner and, pending application of the net proceeds of the offering for the purposes and in the manner set forth under the caption "Use of Proceeds" in the Prospectus, will invest such net proceeds in such securities so as not to become an "investment company" as such term is defined under the Investment Company Act.

                    (m) The Company will timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder, and all such reports, forms and documents so filed will comply as to form and substance with the applicable requirements under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder which may from time to time be applicable to the Company. The Company shall comply with the provisions of all undertakings contained in the Registration Statement.

                    (n) Except as described in the Prospectus, the Company will not, until the earlier to occur of (i) thirty (30) calendar days following the date of this Agreement or (ii) the Option Closing Date immediately after which all Optional Shares shall have been so purchased (the "Final Option Closing Date"), incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business.

                    (o) Except as described in the Prospectus, until the later to occur of (i) thirty (30) calendar days following the date of this Agreement or (ii) the Final Option Closing Date, the Company will not acquire any of the Company's Stock, declare or pay any dividend or make any other distribution upon its Stock payable to its holders of record on a date prior such occurrence.

                    (p) The Company will comply or cause to be complied with the conditions to the Underwriters' obligations set forth in Section 8 hereof.

                    (q) During the period of thirty (30) calendar days commencing with the date of this Agreement, the Company shall neither issue any press release or other communication, directly or indirectly, nor hold any press conference with respect to the offering of the Shares, the Company, or its business, results of operations, condition (financial or other), property, assets, liabilities or prospects, without the prior written consent of the Representatives, which consent shall not unreasonably be denied or delayed; provided, however, that if counsel to the Company is of the opinion that the issuance of a press release or other communication or a press conference is required to comply with or avoid a violation of applicable law, and having been so informed the Representatives decline to consent thereto, the Company shall be permitted to issue such press release or other communication or hold such press conference in the manner advised by its counsel.

                    (r) The Company will not, and will cause each of its officers, directors and certain shareholders designated by the Representatives to enter into agreements with the Representatives to the effect that such officer, director or shareholder, as the case maybe, will not, without the prior written consent of Ferris, Baker Watts, Incorporated, sell, contract to sell, sell short or otherwise dispose of any Shares or other capital stock of the Company or any other securities exchangeable for or convertible into Shares for a period of one hundred eighty (180) calendar days after the date hereof, provided however, that transfers or other dispositions of shares of Common Stock for the purpose of estate planning shall be permitted to the extent that the person(s) obtaining shares as a consequence of any such transfer or disposition takes such shares subject to the 180 calendar day restriction described above.

         Section 7. Expenses.

                    (a) If the Underwriters purchase the Firm Shares, in accordance with the terms of this Agreement, the Company will pay the Representatives, out of the first proceeds of the offering contemplated by this Agreement, a non-accountable expense allowance of one percent (1%) of the gross proceeds raised, in order to compensate the Representatives for their expenses in connection with the transactions contemplated hereby The costs and expenses of registration, filings and fees of all counsel in completing the applications and in clearing the offering contemplated by this Agreement through the state securities commissions or similar regulatory authorities of the various states or other jurisdictions and of listing the Shares of the NNM shall be borne and paid by the Company in addition to the non-accountable expense allowance referred to in the immediately preceding sentence.

                    (b) If the purchase of the Firm Shares as herein contemplated is not consummated for any reason other than the Underwriters' default under this Agreement or other than by reason of Section 11(a) hereof, the Company shall reimburse the several Underwriters, for their out-of-pocket expenses (including but not limited to counsel fees and disbursements) in connection with any investigation made by them, and any preparation made by them in respect of marketing of the Shares or in contemplation of the performance by them of their obligations hereunder.

         Section 8. Conditions of the Underwriters' Obligations. The obligations of each Underwriter to purchase and pay for the Shares set forth opposite the name of such Underwriter in Schedule I are subject to the continuing accuracy of the representations and warranties of the Company and the Selling Shareholder herein as of the date hereof, as of the Closing Date, and as of each Option Closing Date, if any, as if they had been made on and as of the Closing Date or Option Closing Date, as the case may be; the accuracy on and as of the Closing Date, and each Option Closing Date, if any, of the statements of officers of the Company made pursuant to the provisions hereof; the performance by the Company and the Selling Shareholder on and as of the Closing Date, and each Option Closing Date, as the case may be, of their respective covenants and agreements hereunder; and the following additional conditions:

                    (a) The Registration Statement shall have been declared effective, and the Prospectus (containing the information omitted pursuant to Rule 430(A)) shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Representatives shall have consented. No stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the best knowledge of the Company or the Representatives, shall be contemplated by the Commission. The Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                    (b) The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading

                    (c) On or prior to the Closing Date, and any Option Closing Date, as the case may be, the Representatives shall have received from counsel to the Underwriters, such opinion or opinions with respect to the issuance and sale of the Firm Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives reasonably may request and such counsel shall have received such documents and other information as they request to enable them to pass upon such matters.

                    (d) On the Closing Date, the Underwriters shall have received the opinion, dated the Closing Date, of Piper & Marbury L.L.P., counsel to the Company and the Selling Shareholder to the effect set forth below:

                         (i)       The Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of Maryland, its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification.

                         (ii)      The Company has all power and authority
necessary to own or hold its properties and assets, and to conduct its business in the manner described in or contemplated by the Registration Statement and the Prospectus.

                         (iii)     The Company has the duly authorized capital
stock set forth in the Prospectus and will have the adjusted capitalization set forth therein at the Closing Date, based on the assumptions set forth therein. All of the shares of capital stock of the Company issued and outstanding immediately prior to the Closing Date or an Option Closing Date, as the case may be, have been duly and validly authorized and issued, are fully paid and non-assessable, without personal liability attaching to the ownership thereof, and, to such counsel's knowledge, none of such shares have been issued or are owned or held in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company. The securities of the Company including, without limitation, the Shares and the Stock, conform to all statements relating thereto appearing under the caption "Description of Capital Stock" section in the Prospectus. Other than as disclosed in the Prospectus, to such counsel's knowledge, there are no holders of the securities of the Company having rights to registration thereof or pre-emptive rights to purchase capital stock of the Company and neither the filing of the Registration Statement nor the offering and sale of the Shares as contemplated by this Agreement give rise to any rights (other than have been waived or satisfied) for or relating to the registration of any securities of the Company. Except as created hereby or described in the Prospectus, to such counsel's knowledge, there are no commitments, plans or arrangements to issue, and no outstanding options, warrants or other rights, calling for issuance of, any shares of capital stock of the Company or any security or other instrument which, by its terms, is convertible into, exercisable for, or exchangeable for capital stock of the Company.

                         (iv)      The Shares have been duly and validly
authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, to such counsel's knowledge, will not have been issued in violation of any preemptive or other rights of securityholders or other persons to acquire securities of the Company and will conform to all statements relating thereto appearing under the caption "Description of Capital Stock" in the Prospectus; no holder thereof is or will be subject to personal liability by reason of being such a holder. Good and marketable title to the Shares will pass to the Underwriters on the Closing Date, or any Option Closing Date, as the case may be, free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever.

                         (v)       The Shares have been duly approved for
listing on the NNM.

                         (vi)      The Registration Statement is effective under
the Act. Any required filing of a registration statement pursuant to Rule 462(b) has been made in the manner and within the time period required by Rule 462(b). The Prospectus has been filed with the Commission pursuant to the appropriate subparagraph of Rule 424(b) under the Act and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of such counsel, are threatened or contemplated under the Act.

                         (vii)     The Registration Statement, as amended, and
the Prospectus (except for the financial statements, schedules and other financial data included therein, as to which such counsel need not express any opinion), contains all statements that are required to be stated therein by, and complies as to form in all material respects with, the requirements of the Act and the Rules and Regulations.

                         (viii)    The descriptions and summaries contained in
the Prospectus of contracts, agreements and other documents are accurate and fairly represent, in all material respects, the information required to be disclosed with respect thereto by the Act and the Rules and Regulations. To the best knowledge of such counsel, all contracts, agreements and other documents which are required by the Act or the Rules and Regulations to be described in the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed.

                         (ix)      To the best knowledge of such counsel, there
is not pending or threatened against the Company any action, suit or proceeding by any person or any action, suit, proceeding or investigation before or by any court, regulatory body, administrative agency or other governmental body, required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed. Any such proceedings that are set forth in the Prospectus are fairly and accurately summarized therein.

                         (x)       The statements set forth under the captions
"Risk Factors," "Use of Proceeds," "Business," "Management," "Shares Eligible for Future Sale," and "Description of Capital Stock" in the Prospectus, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly and accurately summarize such legal matters, documents and proceedings.

                         (xi)      The Company has full right, power, and
authority to enter into this Agreement and to consummate the transactions provided for, and perform its obligations as provided, herein. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery and performance, by the Company, of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by each other party hereto, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting creditors' rights and by the application of equitable principles relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws).

                         (xii)     All required consents from any party to any
material contract, indenture, mortgage, loan agreement, note, franchise, license, lease, bond, other evidence of indebtedness or other agreement or instrument, or any arrangement or understanding to which the Company is a party, or to which any of the property, assets or businesses of the Company are or may be subject, is required for the execution, delivery and performance of this Agreement have been obtained. None of the Company's execution and delivery of this Agreement, performance of its obligations hereunder, consummation of the transactions contemplated herein, including, without limitation, the issuance and sale of the Firm Shares, the application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus will conflict with or be in contravention of, constitute a default under, or entitle any other party to terminate or call a default under, cause (or permit) the maturation or acceleration of any liability or result in the creation or imposition of any lien, charge or encumbrance upon, any property or asset of the Company pursuant to the terms of (A) the Charter or Bylaws of the Company; (B) the terms of any contract, indenture, mortgage, loan agreement, note, franchise, license, lease, bond, other evidence of indebtedness or other agreement or instrument to which the Company is a party or by which the Company is or may be bound or to which any of its properties, assets or businesses are or may be subject; (C) any statute, rule or regulation of any regulatory body, administrative agency or other governmental body, having jurisdiction over the Company or any of its properties; assets, or businesses,
(D) any order or decree of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having such jurisdiction.

                         (xiii)    All legally required proceedings in
connection with the authorization, issue and sale of the Shares by the Company in accordance with this Agreement have been taken and no consent, approval, authorization, order, license, certificate, declaration or permit from or of, or filing with, any court, regulatory body, administrative agency or other governmental body, has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as may be required under federal or state securities laws in connection with the purchase and distribution by the Underwriters of the Shares.

                         (xiv)     The Company is not in violation or breach of
its Charter or Bylaws. Except as disclosed in the Prospectus, neither the Company, nor, to such counsel's best knowledge, any other party is in violation or breach of, or in default with respect to, any material provision of any contract, indenture, mortgage, loan agreement, note, franchise, license, lease, bond, other evidence of indebtedness or other agreement or instrument, or arrangement or understanding which is material to the Company, and each such contract, indenture, mortgage, loan agreement, note, franchise, license, lease, bond, other evidence of indebtedness or other agreement or instrument, arrangements or understanding is in full and force and is the legal, valid and binding obligation of the Company.

                         (xv)      The Company does not own or have title to any
real property. Any real properties held or used by the Company under lease are held or used under valid, subsisting and enforceable leases, such leases are in full force and effect, the Company is not in default in respect of any material terms of any such leases and to such counsel's best knowledge there are no claims that have been asserted by any party adverse to the Company's right as lessee under any such lease or affecting or challenging the Company's right to continue possession of the premises subject to any such lease which, individually or in the aggregate, would have a Material Adverse Affect. No real property owned, leased, licensed or used by the Company is situated in an area which is, or to the best knowledge of such counsel, will be subject to zoning, use, or building code restrictions which would prohibit (and no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent) the continued effective ownership, leasing, licensing, or use of such real property in the business of the Company as described in or contemplated by the Prospectus.

                         (xvi)     The Company is not and, after giving effect
to the offering and sale of the Shares, will not be an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

                         (xvii)    To the best knowledge of such counsel, since
the effective date of the Registration Statement or the later effective date of any amendment thereto, no event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or Prospectus which has not been so set forth.

                         (xviii)   The Company has full right, power and
authority and has obtained and holds all licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with all courts, regulatory bodies, administrative agencies, or other governmental bodies, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus, except as otherwise described therein. The Company has not received any notice of proceedings relating to the Registration Statement, and to its best knowledge no governmental body is considering limiting, suspending, modifying or revoking, any such consent, authorization, approval, order, certificate or permit which would, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, have a Material Adverse Effect. The Company has filed with the appropriate governmental authorities each and every statement, report, information or form required to be filed by it pursuant to any applicable law, regulation or order, except where the failure(s) to so file would not, individually or in the aggregate, have a Material Adverse Effect, and all such filings or submissions were in compliance with applicable laws and regulations when filed, and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions, except where the failure(s) to so file or cure would not, individually or in the aggregate, have a Material Adverse Effect. The Company has not received any notice of, and to the best knowledge of the Company, has not been threatened with and/or has not been sued and is not under investigation with respect to a violation or a possible violation of any provision of any law, regulation or order, except such violation(s) as would not, individually or in the aggregate, have a Material Adverse Effect.

                         (xix)     This Agreement has been duly executed and
delivered by the Selling Shareholder, and assuming due authorization, execution and delivery by each other party hereto, constitutes the valid and binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting creditors' rights and by the application of equitable principles relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws).

                         (xx)      No consent, authorization, approval, order,
registration, license, certificate, declaration or permit of, or filing with, any court or governmental or regulatory body, administrative agency or other governmental body is required for the sale of the Optional Shares by the Selling Shareholder or the execution, delivery and performance of this Agreement, except for the registration under the Act of the Shares and the registration of the Stock under the Exchange Act, each of which has been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, such approval as may be required from the NNM to have the Shares listed thereon, such approval as may be required by the NASD in connection with the terms and conditions set forth in this Agreement.

                         (xxi)     The Selling Shareholder has the legal
capacity to enter into this Agreement and the full right, power and authority to consummate the transactions provided for hereby, and perform his obligations as provided. This Agreement has been duly executed and delivered by the Selling Shareholder, and constitutes the valid, legal and binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy of such laws).

                         (xxii)    The execution and delivery of this Agreement
by the Selling Shareholder and the consummation hereby, by the Selling Shareholder, of the transactions contemplated will not (A) result in a breach of, or constitute a default under, any material agreement or instrument or any decree, judgment or order to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound or to which any of the properties of the Selling Shareholder are or may be subject or (B) violate any law, rule or regulation applicable to the Selling Shareholder or to which his properties are or may be subject (other than for the securities or Blue Sky laws of the various states and the rules and regulations of the NASD and assuming compliance with the federal securities laws by the other parties hereto).

                         (xxiii)   To the best knowledge of such counsel, the
Selling Shareholder has good and marketable title to the Optional Shares to be sold by the Selling Shareholder hereunder and full power, right and authority to sell such Optional Shares, and upon the delivery of and payment for the Shares as herein contemplated, each of the Underwriters will receive good and marketable title to the Shares purchased by it from the Selling Shareholder, free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever.

                         (xxiv)    To the best knowledge of such counsel, there
is not pending or threatened any action, suit, or proceeding by any person or any action, suit, proceeding or investigation before any court, regulatory body, or administrative agency or any other governmental body against the Company or the Selling Shareholder, or to which the business or properties or assets of the Company or the Selling Shareholder is subject or by which such business, properties or assets may be bound, which seeks to restrain, enjoin, prevent consummation of or otherwise challenge this Agreement or any of the transactions contemplated hereby.

                         (xxv)     To such counsel's best knowledge, the written
information provided by the Selling Shareholder for use in the Prospectus did not and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the information contained under the caption "Principal Stockholders" in the Prospectus or any amendment or supplement thereto with respect to the Selling Shareholder does not contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and the Selling Shareholder, with the Company's independent public accountants, and with the Representatives, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and on the basis of the foregoing, nothing has come to such counsel's attention that would lead such counsel to believe that either the Registration Statement or any amendment thereto, as of the date the Registration Statement or such amendment is or was declared effective, and as of the Closing Date or any Option Closing Date, as the case may be, or the Prospectus as of the date thereof and as of the Closing Date or any Option Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements, and the notes and schedules related thereto and other financial information or statistical data included in the Registration Statement, any amendment thereto, or the Prospectus).

               In rendering any such opinions, such counsel may rely, (i) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company provided that copies of any such certificates shall be delivered to counsel for the Underwriters and (ii) to the extent such counsel deems proper, upon written statements or certificates of public officials, provided that copies of any such statements or certificates shall be delivered to counsel for the Underwriters.

               References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

                    (e) On the Closing Date, the Underwriters shall have received the opinion, dated the Closing Date, of J. Barry Dumser, Vice President and General Counsel of the Company to the effect set forth below:

                         (i)       The Company and the conduct of its business
as described in or contemplated by the Prospectus are or will not be, as the case may be, in violation of any federal, state or local statute, administrative regulation or other rule or law including, without limitation, the Fair Debt Collections Practices Act, the Federal Truth-In-Lending Act (and the Federal Reserve Board's Regulation S issued thereunder), Fair Debt Billing Act, Equal Credit Opportunity Act (and the Federal Reserve Board's Regulation B issued thereunder), the Fair Credit Reporting Act and the Electronic Fund Transfer Act, and comparable state statutes, the consequence of which violation(s) would no, individually or in the aggregate, have a Material Adverse Effect, or which could in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated by the Prospectus.

                         (ii)     The Prospectus fairly and accurately describes
each license, consent, authorization, approval order, certificate and permit the absence of which would, individually or in the aggregate, have a Material Adverse Effect, or which would materially and adversely affect the Company's ability to acquire and collect on the Accounts (as such term is defined in the Prospectus) and otherwise to expand the business operations of the Company as described in or contemplated by the Prospectus.

                         (iii)     Except as disclosed in the Registration
Statement and the Prospectus, there are not pending any changes under any law, regulation, license or permit that would have, individually or in the aggregate, a Material Adverse Effect.

                    (f) On or prior to the Closing Date or any Option Closing Date, as the case may be, counsel to the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require in order to evidence the accuracy, completeness or satisfaction of any of the representations or warranties of the Company or the Selling Shareholder or conditions herein contained.

                    (g) On the date hereof the Representatives shall have received a letter from Grant Thornton LLP, independent certified public accountants, dated the such date and addressed to the Underwriters, in form and substance satisfactory to the Representative, stating that (i) they are independent public accountants as required by the Securities Act and the Securities Act Regulations; (ii) it is their opinion that the financial statements included in the Registration Statement and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the applicable rules and regulations thereunder, including without limitation, Regulation S-X of the Commission; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that during the period from December 31, 1997 to a specified date not more than five (5) calendar days prior to the date of this Agreement, there has been any decrease in the capital stock or increase in long-term debt of the Company or any decrease in total assets of the Company as compared with the amounts shown in the December 31, 1997 consolidated balance sheet included in the Registration Statement, or any decrease, as compared with the corresponding period in the preceding year, in net income of the Company, except in each case as set forth or contemplated in the Registration Statement; (iv) they have read the Registration Statement and certain dollar amounts, percentages and other financial information specified by the Representatives which is included in the Registration Statement and have performed the procedures set forth in detail in such letter and have found such amounts, percentages or other financial information to be in agreement with the relevant accounting and financial records of the Company.

                    (h) On the Closing Date, the Underwriter shall have received from Grant Thornton LLP a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to paragraph (f) of this Section, except that the "specified date" referred to shall be a date not more than five (5) days prior to the Closing Date.

                    (i) On the Closing Date and any Option Closing Date, the Underwriters shall have received a certificate, dated the Closing Date or such Option Closing Date, as the case may be, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that each such person has carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and that:

                         (i)       the representations and warranties of the
Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date or such Option Closing Date;

                         (ii)      No stop order suspending the effectiveness of
the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of each such person, are contemplated or threatened under the Act and any and all filings required by Rule 424, Rule 430A and Rule 462(b) have been timely made;

                         (iii)     The Registration Statement and Prospectus
and, if any, each amendment and each supplement thereto, contain all statements and information required by the Act or the Rules and Regulations to be included therein, and neither the Registration Statement or the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                         (iv)      Subsequent to the respective dates as of
which information is given in the Registration Statement and the Prospectus or any amendment or supplement thereto, up to and including the Closing Date or the Option Closing Date, as the case may be, the Company has not incurred, other than in the ordinary course of its business or as described in the Prospectus or in an amendment or a supplement thereto, any material liabilities or obligations, direct or contingent; the Company has not purchased any of its outstanding capital stock or paid or declared any dividends or other distributions on its capital stock; the Company has not entered into any transactions not in the ordinary course of business; and there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in short-term borrowings in the ordinary course of business) of the Company or any material adverse change to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company; the Company has not sustained any material loss or damage to its property or assets, whether or not insured; there is no litigation which is pending or threatened against the Company which is required under the Act or the Rules and Regulations to be set forth in an amended or supplemented Prospectus which has not been set forth; and there has not occurred any event required pursuant to the requirements of the Act and the Rules and Regulations to be set forth in an amended or supplemented Prospectus which has not been set forth or which would have, individually or in the aggregate, a Material Adverse Effect.

               References to the Registration Statement and the Prospectus in this paragraph (h) are to such documents as amended and supplemented at the date of the certificate required hereby.

                    (j) On the Closing Date, and the Option Closing Date, if any, the Underwriters shall have received a certificate, dated the Closing Date or the Option Closing Date, as applicable, from the Selling Shareholder to the effect that the Selling Shareholder has carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and the representations and warranties of the Selling Shareholder set forth in Section 2(b) of the Agreement shall be accurate as though expressly made on and as of the Closing Date or Option Closing Date, as the case may be and the Selling Shareholder has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date or such Option Closing Date;.

                    (k) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus up to and including the Closing Date or any Option Closing Date, as the case may be, there has not been (A) any change in the letter or letters referred to in paragraphs
(g) and (h) of this Section 8 or (B) any change, or any development involving a prospective change, in the business or properties of the Company which change in the case of clause (i) or change or development in the case of clause (B) makes it impractical or inadvisable in the Representatives' judgment to proceed with the public offering or the delivery of the Shares as contemplated by the Prospectus.

                    (l) No order suspending the sale of the Shares in any jurisdiction designated by you pursuant to Section 6(c) hereof has been issued on or prior to the Closing Date or any Option Closing Date, as the case may be, and no proceedings for that purpose have been instituted or, to the best knowledge of the Company or the Selling Shareholder, have been or are contemplated.

                    (m) The Representatives shall have received from the Selling Shareholder, each person who is a director or officer of the Company, each shareholder, and each other person, if any, who has the right to acquire more than five percent (5%) or more of the outstanding shares of Stock, assuming exercise of currently exercisable stock options on a fully diluted basis, an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, grant any option to purchase, pledge or otherwise dispose (or announce any offer, sale, offer of sale, contract of sale, grant of an option to purchase, pledge or other disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of one hundred eighty (180) calendar days after the date of this Agreement; provided, however, that transfers or other dispositions of shares of Common Stock for the purpose of estate planning shall be permitted to the extent that the person(s) obtaining shares as a consequence of any such transfer or disposition takes such shares subject to the 180 calendar day restriction described above.

                    (n) The Shares shall have been duly authorized for listing on the NNM.

                    (o) The NASD, upon review of the terms of the public offering of the Shares contemplated hereby, shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of the Shares and the Underwriters' participation in the sale of the Shares as so contemplated.

                    (p) The Company shall have furnished the Underwriters with such further opinions, letters, certificates or documents as the Representatives or counsel for the Underwriters may reasonably request.

               All opinions, certificates, letters and documents to be furnished by the Company will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and to counsel for the Underwriters. The Company shall furnish the Underwriters with manually signed or conformed copies of such opinions, certificates, letters and documents in such quantities as you reasonably request. The certificates delivered under this Section 8 shall constitute representations, warranties and agreements of the Company as to all matters set forth therein as fully and effectively as if such matters had been set forth in Section 2 of this Agreement.

               If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at either the Closing Date or any Option Closing Date is not so satisfied, this Agreement, at the Representatives' election, will terminate upon notification to the Company without liability on the part of any Underwriter (including the Representatives) or the Company, except for the expenses to be paid by the Company pursuant to Section 7 hereof and except to the extent provided in Section 9 hereof.

         Section 9.  Indemnification.

                    (a) The Company and the Selling Shareholder, jointly and severally, agree to indemnify and hold harmless each Underwriter (including, without limitation, in its capacity as a QIU (as defined in Section 10)), and its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages, liabilities or expenses whatsoever (which shall include, for all purposes of this Section 9, but not be limited to, reasonable attorneys' fees and any and all fees and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement), joint or several (and actions in respect thereof), to which such Underwriter (including, without limitation, in its capacity as a QIU (as defined in Section
10), officer, director, partner, employee, agent, counsel or controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or any Blue Sky application or other document executed by the Company or the Selling Shareholder specifically for the purposes of qualifying, or based upon written information furnished by the Company or the Selling Shareholder in any state or other jurisdiction in order to qualify, any or all of the Shares under the securities or Blue Sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, expenses of such Underwriter, partner, employee, agent, counsel or controlling person in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability, expense or action; provided, however, that neither the Company nor the Selling Shareholder will be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Company on behalf of such Underwriter through the Representatives expressly for use therein, and provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (as amended and supplemented), unless such failure resulted from non-compliance by the Company with Section 6(h) hereof. The indemnity agreement in this paragraph (a) shall be in addition to any liability which the Company or the Selling Shareholder may otherwise have. The Company and the Selling Shareholder may agree, as between themselves and without limiting the rights of the

Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible. In no event, however, shall the aggregate liability of the Selling Shareholder for indemnification or contribution under this Section 9 or otherwise at law or in equity (other than claims based in whole or in part on fraud) exceed the gross proceeds received by such Selling Shareholder in respect of the Optional Shares.

                    (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Shareholder against any and all losses, claims, damages, liabilities or expenses whatsoever (which shall include, for all purposes of this Section 9, but not be limited to, attorneys' fees and any and all fees and expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement), (and actions in respect thereof) to which the Company, or any such director, officer, or controlling person or the Selling Shareholder may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto or in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by that Underwriter through the Representatives to the Company expressly for use therein or (ii) the failure of any Underwriter at or prior to the written confirmation of the sale of shares to send or deliver a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) to the person asserting any such losses, claims, damages, liabilities or expenses who purchased the Shares which is the subject thereof and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented). The Company and the Selling Shareholder acknowledge that the statements with respect to the public offering of the Shares set forth in the ______ and ______ paragraphs under the caption "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters to the Company expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus. The indemnity agreement contained in this paragraph (b) shall be in addition to any liability which the Underwriters may otherwise have.

                    (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof it to be made against one or more indemnifying parties under this Section 9, notify such indemnifying party or parties of the commencement thereof; but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) or (b) of this Section 9 to the extent that the indemnifying party was not actually prejudiced by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified party or parties who are parties to such action). Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party has employed such counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

                    (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. In any case where the Company and/or the Selling Shareholder is a contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company and/or the Selling Shareholder on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and/or the Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts applicable to the Shares purchased by the Underwriters hereunder. The Underwriters' obligations to contribute pursuant to this paragraph (d) are several in proportion to their respective underwriting obligations, and not joint. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this paragraph (d), the Selling Shareholder shall not be required to contribute any amount in excess of the gross proceeds received by the Selling Shareholder in respect of the Optional Shares. For purposes of this paragraph
(d), (i) each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and (ii) each director of the Company, each officer of the Company who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this paragraph (d) or (y) to the extent that such party or parties were not actually prejudiced by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

         Section 10. Qualified Independent Underwriter. The Company hereby confirms that at its request Ferris, Baker Watts, Incorporated has agreed to render services, without compensation, as "qualified independent underwriter" (in such capacity, the "QIU" within the meaning of Section2720 of the Conduct Rules of the National Association of Securities Dealers, Inc.) with respect to the offering and sale of the Shares. The Company will indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will have no obligation to indemnify the QIU under this Section 10 to the extent that any such loss, claim, damage or liability (or action in respect thereof) shall have been determined by a court of competent jurisdiction (which determination has become final and non-appealable) to have been due to the willful misconduct or gross negligence of the QIU. The obligations of the Company under this
Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls the QIU within the meaning of the Securities Act.

         Section 11. Representations, Etc. to Survive Delivery. The respective representations, warranties, agreements, covenants, indemnities and statements of, and on behalf of, the Company and its officers, the Selling Shareholder and the Underwriters, respectively, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, and will survive delivery of and payment for the Shares. Any successors to the Underwriters shall be entitled to the benefit of the indemnity, contribution and reimbursement agreements contained in this Agreement.

         Section 12. Effective Date and Termination.

                    (a) This Agreement shall become effective at 9:00 a.m., Washington, DC time, on the first business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representatives, in their sole discretion, shall release the Shares for the sale to the public, unless prior to such time the Representatives shall have received written notice from the Company that it elects that this Agreement shall not become effective, or the Representatives shall have given written notice to the Company that the Representatives on behalf of the Underwriters elect that this Agreement shall not become effective; provided, however, that the provisions of this Section 12 and of Section 7 and Section 9 hereof shall at all times be effective. For purposes of this Section 12(a), the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of notification by the Representatives to securities dealers releasing such Shares for offering or the release by the Representatives for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

                    (b) This Agreement (except for the provisions of Sections 7 and 9 hereof) may be terminated by the Representatives by notice to the Company in the event that the Company has failed to comply in any respect with any of the provisions of this Agreement required on its part to be complied with at or prior to the Closing Date or any Option Closing Date, as the case may be, or if any of the representations or warranties of the Company are not accurate in any respect or if the covenants, agreements or conditions of, or applicable to, the Company herein contained have not been complied with in any respect or satisfied within the time specified on the Closing Date or any Option Closing Date, as the case may be, or if prior to the Closing Date or any such Option Closing Date:

                         (i)       the Company shall have sustained a loss by
strike, fire, flood, accident or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss was insured;

                         (ii)      trading in securities generally on the New
York Stock Exchange or the NNM shall have been suspended or a material limitation on such trading shall have been imposed or minimum or maximum prices shall have been established on either such exchange or market;

                         (iii)     a banking moratorium shall have been declared
by New York or United States authorities;

                         (iv)      there shall have been an outbreak or
escalation of hostilities between the United States and any foreign power or an outbreak or escalation of any other insurrection or armed conflict involving the United States;

                         (v)       there shall have been commenced any action,
suit or proceeding at law or in equity against the Company, or by any federal, state or other commission, board or agency, wherein any unfavorable decision would materially adversely affect the business, properties or financial condition of the Company;

                         (vi)      there shall have occurred any material
adverse market conditions, of which the Representatives shall be the sole judge;

                         (vii)     Company's independent public accountants
shall have imposed qualifications in certifying to, or its attorneys in opining upon, material items including, without limitation, information in the footnotes to the financial statements or matters incident to the issuance and sale of the Shares, corporate proceedings or other subjects; or

                         (viii)    there shall have been a material adverse
change in (i) general economic, political or financial conditions or (ii) the present or prospective business or condition (financial or other) of the Company that, in each case, in the Representatives' sole judgment makes it impracticable or inadvisable to make or consummate the public offering, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus and the Registration Statement.

                    (c) Termination of this Agreement under this Section 12 or
Section 13 after the Firm Shares have been purchased by the Underwriters hereunder shall be applicable only to the Optional Shares. Termination of this Agreement shall be without liability of any party to any other party other than as provided in Sections 7 and 9 hereof.

         Section 13. Substitution of Underwriters. If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 12 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to the Representatives such Firm Shares in accordance with the terms hereof or (b) in the case of any Option Closing Date, the number of Optional Shares agreed to be purchased by such

Underwriter or Underwriters upon tender to the Representatives of such Optional Shares in accordance with the terms hereof, and the number of such Shares shall not exceed ten percent (10%) of the Firm Shares or Optional Shares required to be purchased on the Closing Date or such Option Closing Date, as the case may be, then, each of the non-defaulting Underwriters shall purchase and pay for (in addition to the number of such Shares which it has severally agreed to purchase hereunder) its proportionate share (based on the monetary obligations of the several Underwriters hereunder on account of the purchase of Firm Shares, excluding the Firm Shares allocable to the defaulting Underwriter or Underwriters) which the defaulting Underwriter or Underwriters shall have so failed or refused to purchase on such Closing Date or Option Closing Date, as the case may be. In such case, the Representatives, on behalf of the Underwriters, shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, to a date not exceeding seven (7) full business days after the date originally fixed as such Closing Date or the Option Closing Date, as the case may be, pursuant to the terms hereof in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

         If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 12 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Shares in accordance with the terms hereof or (b) in the case of the Option Closing Date, the number of Optional Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Optional Shares in accordance with the terms hereof, and the number of such Shares shall exceed ten percent (10%) of the Firm Shares or Optional Shares required to be purchased by all the Underwriters on the Closing Date or the Option Closing Date, as the case may be, then (unless within forty-eight (48) hours after such default arrangements to your satisfaction shall have been made for the purchase of the defaulted Shares by an Underwriter or Underwriters) and subject to the provisions of Section 12(b) hereof, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or on the part of the Company except as otherwise provided in Sections 7 and 9 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this paragraph. Nothing in this Section 13, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         Section 14. Notices. All communications hereunder shall be in writing and if sent to the Representatives shall be mailed or delivered or sent by facsimile transmission and confirmed by letter to Ferris, Baker Watts, Incorporated at 1720 Eye Street, N.W., Washington, D.C. 20006, Attention: Steven
L. Shea (facsimile number: (410) 659-4632) or, if sent to the Company, shall be mailed or delivered or sent by facsimile transmission and confirmed by letter to the Company at 7000 Security Boulevard, Baltimore, Maryland 21244, attention:
Joseph K. Rensin (facsimile number: (410) 594-9620).

         Section 15. Successors. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Shareholder and each Underwriter and the Company's, the Selling

Shareholder's and each Underwriter's respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representatives, warranties, indemnities and contribution agreements of the Company and the Selling Shareholder contained in this Agreement shall also be for the benefit of the partners, employees agents of each Underwriter and any person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and except that the Underwriters' indemnity and contribution agreements shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, any person or persons, if any, who control the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and the Selling Shareholder. No purchaser of Shares from the Underwriters will be deemed a successor because of such purchase.

         Section 16. Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the choice of law or conflict of law principles thereof. Each party hereto consents to the jurisdiction of each court in which any action is commenced seeking indemnity or contribution pursuant to Section 9 above and agrees to accept, either directly or through an agent, service of process of each such court.

         Section 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

               If the foregoing is in accordance with your understanding, please sign and return to us three (3) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholder.


                                  Very truly yours,

                                  CREDITRUST CORPORATION


                                  By:
                                      ---------------------------------
                                  Name:
                                  Title:

                                  SELLING SHAREHOLDER:

                                  --------------------------------------
                                  Joseph K. Rensin


Accepted as of the date hereof

FERRIS, BAKER WATTS, INCORPORATED
1720 Eye Street, N.W.
Washington, D.C.  20006

BOENNING & SCATTERGOOD, INC.
500 North Gulph Road, Suite 110
King of Prussia, PA 19406

By:  FERRIS, BAKER WATTS, INCORPORATED
On behalf of each of the Underwriters

By:
   ------------------------------------
Name:
Title:

                                   SCHEDULE I

                             NUMBER OF SHARES TO BE
                          PURCHASED BY EACH UNDERWRITER


                                                             Number of Firm
                                                         Shares to be Purchased
         Name of Underwriter             Percentage         from the Company
         -------------------             ----------         ----------------
Ferris, Baker Watts, Incorporated....

Boenning & Scattergood, Inc..........